WELLS FARGO FUNDS TRUST

Stable Income Fund
Class A, Class B, Class C and Institutional Class

Supplement dated August 31, 2004
to the Class A, Class B, and Class C Prospectus dated October 1, 2003 as supplemented January 30, 2004, July 2, 2004, and August 1, 2004,
and to the Institutional Class Prospectus dated October 1, 2003 as supplemented August 1, 2004

Effective immediately, John M. Huber no longer serves as the portfolio manager for the Stable Income Fund. Richard Merriam and Ajay Mirza will serve as co-portfolio managers responsible for the day-to-day management of the Fund. The "Portfolio Managers" section of the prospectuses is amended by removing the biographical information for Mr. Huber. Biographical information for Mr. Merriam and Mr. Mirza is included in such section in the Institutional Class Prospectus. The "Portfolio Managers" section of the Class A, Class B and Class C Prospectus is supplemented with the addition of the following biographical information:

Richard Merriam, CFA
Stable Income Fund since 2004
Mr. Merriam joined Galliard at the firm's inception in 1995. Currently Mr. Merriam is a Managing Partner at Galliard, responsible for investment process and strategy. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

Ajay Mirza, CFA
Stable Income Fund since 2004
Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.